FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2008

DUSKA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33023	86-0982792
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

470 Nautilus Street, Suite 300, La Jolla, CA 92073
(Address of principal execute offices, including zip code)

(858) 551-5700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Copies to:
Hank Gracin, Esq.
Lehman & Eilen, LLP
Suite 300
20283 State Road 7
Boca Raton, FL 33498
(561) 237-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER MATTERS.

On April 24, 2008, the Company announced that, as a result of a meeting on April 16, 2008 between the Company's management and clinical and regulatory consultants and members of the United States Food and Drug Administration (FDA) Division of Cardiovascular and Renal Products, the Company plans to follow a 505(b)(2) NDA Filing route for ATPaceTM. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

    99.1Press Release dated April 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2008	DUSKA THERAPEUTICS, INC. (Registrant)

	By:	/s/ Wayne Lorgus
Name: Wayne Lorgus
Title: Chief Financial Officer (Principal Financial Officer)